UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2009

DUKE REALTY CORPORATION

(Exact name of registrant specified in its charter)

Indiana	0-19044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 6, 2009, Duke Realty Corporation, an Indiana corporation (“Duke”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which Duke is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of August 6, 2009, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $250 million aggregate principal amount of the Operating Partnership’s 7.375% Senior Notes Due 2015 (the “2015 Notes”) and $250 million aggregate principal amount of the Operating Partnership’s 8.25% Senior Notes Due 2019 (the “2019 Notes” and together with the 2015 Notes, the “Notes”). The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (File No. 333-160952-01) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference.

On August 11, 2009, the Operating Partnership completed the issuance and sale of the Notes. The 2015 Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Fifth Supplemental Indenture, dated as of August 11, 2009 (the “Fifth Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”). The 2019 Notes were issued under the Indenture, as supplemented by the Sixth Supplemental Indenture, dated as of August 11, 2009 (the “Sixth Supplemental Indenture,” and, together with the Fifth Supplemental Indenture, the “Supplemental Indentures”), by and between the Operating Partnership and the Trustee.

The Indenture previously was filed with the Commission on July 31, 2006, as Exhibit 4.1 to the Operating Partnership’s prior registration statement on Form S-3 (File No. 333-136173-01). A conformed copy of the Fifth Supplemental Indenture is filed as Exhibit 4.1 to this Report, and a conformed copy of the Sixth Supplemental Indenture is filed as Exhibit 4.2 to this Report. Pursuant to General Instruction F to the Commission’s Form 8-K, the information contained in the Supplemental Indentures is incorporated into this Item 1.01 by this reference.

The above descriptions of the terms of the Supplemental Indentures are each qualified in their entirety by reference to the previously filed Indenture and the conformed copies of the Supplemental Indentures incorporated by reference into this Report.

The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, as filed with the Commission on August 10, 2009, pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, dated July 31, 2009, contained in the Registration Statement.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, Duke is incorporating by reference the exhibits to the Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither Duke nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Terms Agreement, dated as of August 6, 2009 (including the related Underwriting Agreement, dated as of August 6, 2009, attached as Annex A thereto and made a part thereof), by and among Duke, the Operating Partnership and the Underwriters (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K of the Operating Partnership, filed with the Commission on August 11, 2009).

4.1	Fifth Supplemental Indenture, dated as of August 11, 2009, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 7.375% Senior Notes Due 2015 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Operating Partnership, filed with the Commission on August 11, 2009).

4.2	Sixth Supplemental Indenture, dated as of August 11, 2009, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 8.25% Senior Notes Due 2019 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Operating Partnership, filed with the Commission on August 11, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Tammi D. Parker
Tammi D. Parker Vice President, Legal and Assistant Secretary

Date: August 11, 2009